Capital Commitments	12 Months Ended
Dec. 31, 2025
Capital Commitments [Abstract]
Capital commitments

24. Capital commitments

	As of December 31,
	2024	2025
	USD’000	USD’000
Capital expenditure in respect of acquisition of the contractual management rights:
Total contract sum	25,892	26,935
Less: Amounts paid and recognized as cost of property, plant and equipment	(11,565)	(12,031)
Contracted for but not provided in the Consolidated Financial Statement	14,327	14,904

On February 17, 2023, the Group entered into a supplementary agreement with the village committee of Changguan Village, acquiring a tea garden encompassing 1,014mu (approximately 676,000 square meters). This was followed by another supplementary agreement with the village committee of Shakengli Village, acquiring an additional tea garden spanning 800mu (approximately 533,334 square meters). As per the Company, the contractual management rights for the remaining related land lots will be progressively transferred in 2026.